FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial income:
Interest income	$ 1,045	$ 1,754	$ 2,551
Exchange rate differences and other	0	231	0
Financial expenses:
Exchange rate differences and other	630	0	334
Amortization/accretion of premium/discount on marketable securities, net	76	128	257
Financial and other expenses, total	$ 339	$ 1,857	$ 1,960